SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 30, 2004




                              Avatar Systems, Inc.
               (Exact name of Registrant as Specified in Charter)


            Texas                       000-32925                75-2796037
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


5728 LBJ Freeway, Suite 270, Dallas, Texas                           75240
 (Address of Principal Executive Offices)                          (Zip Code)


                                 (214) 972-1800
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.
--------------------------------------------------------

On August 18, 2004, Avatar Systems Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.


Item 8.01 Other Events
----------------------

On August 18, 2004, Avatar Systems Inc. issued a press release announcing its ranking by the Dallas Morning News in the Top 200 Dallas-Fort Worth Businesses. A copy of this press release is furnished as Exhibit 99.2 to this report.

On August 18, 2004, Avatar Systems Inc. issued a press release about the company's customer satisfaction survey results. A copy of this press release is furnished as Exhibit 99.3 to this report.

On August 18, 2004, Avatar Systems Inc. issue a press release announcing the its Petroware 2000 now being hosted in an ASP environment. A copy of this press release is furnished as Exhibit 99.4 to this report.

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------


Exhibit Number      Exhibit
--------------      ------------------------------------------------------------

99.1                Press Release dated August 18, 2004
99.2                Press Release dated August 18, 2004
99.3                Press Release dated August 18, 2004
99.4                Press Release dated August 18, 2004


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.
Date: August 26, 2004                     /s/ Robert C. Shreve, Jr.
                                          --------------------------------------
                                          Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer